================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (EARLIEST EVENT REPORTED): AUGUST 14, 2007

                               EMRISE CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-10346               77-0226211
(State or other jurisdiction           (Commission          (I.R.S. Employer
     of incorporation)                 file number)         Identification No.)



                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
               (Address of principal executive offices) (Zip code)

                                 (909) 987-9220
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2007, EMRISE Corporation issued a press release entitled "EMRISE Corporation Announces Second Quarter 2007 Results Including Record Quarterly Sales of $12.1 Million and Record Backlog at June 30, 2007 of $27.4 Million". A copy of the press release is attached hereto and incorporated by reference as
Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         d.   Exhibits:

              99.1     Press Release titled "EMRISE Corporation Announces
                       Second Quarter 2007 Results Including Record
                       Quarterly Sales of $12.1 Million and Record Backlog at June 30, 2007 of $27.4 Million" dated August 14, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         EMRISE CORPORATION


Dated: August 15, 2007                   By: /S/ D. JOHN DONOVAN
                                             -----------------------------------
                                             D. John Donovan, Vice President of
                                             Finance and Administration
                                             (principal financial officer)

                    INDEX TO EXHIBITS ATTACHED TO THIS REPORT

EXHIBIT NO.      DESCRIPTION
-----------      -----------


    99.1 Press Release titled "EMRISE Corporation Announces Second Quarter 2007 Results Including Record Quarterly Sales of $12.1 Million and Record Backlog at June 30, 2007 of $27.4 Million" dated August 14, 2007.